United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2023
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 25, 2023, RCI Hospitality Holdings, Inc. (“we,” “us” and “our”) entered into a debt modification transaction under which 26 investors holding a total principal amount of $15,720,578 in unsecured promissory notes agreed to extend the maturity dates of such notes (as described below), with no other changes to the terms and conditions of the original promissory notes, which original promissory notes were issued in October 2021 and had original maturity dates in October 2024. The transaction was effected by the 26 investors returning for cancellation their original promissory notes, with us issuing new amended and restated promissory notes to such investors. The original promissory notes will be deemed cancelled as of the end of the day on October 31, 2023, and the new amended promissory notes will have an original issue date, and be deemed effective, as of November 1, 2023.

Other than the extension of the maturity dates, there were no other changes to the terms and conditions of the original promissory notes (except for the reduction in principal, as described below, and corresponding reduction in monthly installments of principal and interest). The new amended notes will continue to bear interest at the rate of 12% per annum. Of the new amended promissory notes, $9,100,000 are payable interest-only monthly (or quarterly) in arrears, with a final lump sum payment of principal and accrued and unpaid interest due on October 1, 2026. The remaining $6,620,578 in promissory notes are payable in monthly payments of principal and interest based on a 10-year amortization period, with the balance of the entire principal amount together with all accrued and unpaid interest due and payable in full on November 1, 2027. The original promissory notes that were returned and cancelled as consideration for the issuance of the $6,620,578 in new amended promissory notes had an original principal amount of $7,500,000 in October 2021.

Forms of the amended and restated promissory notes are filed hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the disclosure set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Reference is made to the disclosure set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On October 26, 2023, we issued a press release announcing that we entered into a debt modification transaction described under Item 1.01 above. A copy of the press release is being furnished as Exhibit 99.1 to this current report and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Amended and Restated 12% Unsecured Promissory Note (form of interest-only version of the note)
4.2	Amended and Restated 12% Unsecured Promissory Note (form of amortizing payment schedule version of the note)
99.1	Press release of RCI Hospitality Holdings, Inc. dated October 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: October 26, 2023	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer
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